Discontinued Operations and Assets and Liabilities Held For Sale	12 Months Ended
Dec. 31, 2017
Discontinued Operations and Disposal Groups [Abstract]
DISCONTINUED OPERATIONS AND ASSETS AND LIABILITIES HELD FOR SALE
NOTE 3. DISCONTINUED OPERATIONS AND ASSETS AND LIABILITIES HELD FOR SALE
American Medical Systems
On February 24, 2015, the Company’s Board of Directors (Board of Directors) approved a plan to sell the Company’s American Medical Systems Holdings, Inc. (AMS) business. The AMS business included the Men’s Health and Prostate Health and Women’s Health (Astora) businesses. The Men’s Health and Prostate Health businesses were sold to Boston Scientific Corporation (Boston Scientific) on August 3, 2015 for $1.6 billion in cash. In addition, Boston Scientific paid $60.0 million in exchange for 60,000 shares of AMS Series B Non-Voting Preferred Stock (the Series B Senior Preferred Stock) sold by our subsidiary Endo Pharmaceuticals Inc. (EPI). On December 11, 2015, the Company repurchased the Series B Senior Preferred Stock from Boston Scientific Corporation for $61.6 million.
On February 24, 2016, the Company’s Board of Directors resolved to wind-down the remaining Astora business as it did not align with the Company’s strategic direction and to reduce Astora’s exposure to mesh-related product liability. Astora ceased business operations on March 31, 2016.
The operating results of AMS are reported as Discontinued operations, net of tax in the Consolidated Statements of Operations for all periods presented. The assets and liabilities of the AMS disposal groups were classified as held for sale until they were sold in the case of the Men’s Health and Prostate Health businesses, or until the Company determined it would wind-down the remaining business in the case of Astora.
In connection with classifying AMS as held for sale during 2015, the Company was required to compare the estimated fair values of the underlying disposal groups, less the costs to sell, to the respective carrying amounts. The Company performed this analysis for each unsold AMS disposal group during each reporting period in 2015. As a result of these analyses, the Company recorded combined asset impairment charges of $230.7 million in 2015, which were classified as Discontinued operations, net of tax in the Consolidated Statements of Operations. We estimated the fair value of the Men’s Health and Prostate Health businesses based on the agreed-upon purchase price with Boston Scientific. The fair value of Astora was estimated based on contemporaneous expressions of interest from third parties.
Subsequently, at the time of the sale of the Men’s Health and Prostate Health businesses in August 2015, the Company recorded a gain based on the difference between the net proceeds received and the net book value of the assets sold of approximately $13.6 million, which included an adjustment of $25.7 million relating to amounts transferred from foreign currency translation adjustments and included in the determination of net income for the period as a result of the sale, which decreased the gain. This amount is included in Discontinued operations, net of tax in the Consolidated Statements of Operations for the year ended December 31, 2015.
In addition, as a result of determining that the sale of the AMS disposal groups was probable as of December 31, 2015, the Company re-assessed its permanent reinvestment assertion for certain components of the AMS business and recognized a corresponding tax benefit of $161.8 million during the year ended December 31, 2015, which was recorded as Income tax benefit (a component of Loss from continuing operations) in the Consolidated Statements of Operations. In addition, due to the overall differences between the book and tax basis of the underlying assets sold during the third quarter of 2015, the Company recognized a tax benefit of $157.4 million during the year ended December 31, 2015 from Discontinued operations.
As a result of the Astora wind-down initiative announced in the first quarter of 2016, the Company incurred asset impairment charges of $21.3 million during the year ended December 31, 2016. See below for discussion of our material wind-down initiatives.
The following table provides the operating results of AMS Discontinued operations, net of tax for the years ended December 31, 2017, 2016 and 2015 (in thousands):

	2017	2016	2015
Revenue	$338	$30,101	$305,256
Litigation-related and other contingencies, net	$775,474	$20,115	$1,107,752
Asset impairment charges	$—	$21,328	$230,703
Gain on sale of business	$—	$—	$13,550
Loss from discontinued operations before income taxes	$(816,426)	$(123,164)	$(1,352,344)
Income tax benefit	$(13,704)	$—	$(157,418)
Discontinued operations, net of tax	$(802,722)	$(123,164)	$(1,194,926)

Amounts reported in the table above as Litigation-related and other contingencies, net primarily relate to charges for vaginal-mesh-related matters, which are further described in Note 14. Commitments and Contingencies.
The cash flows from discontinued operating activities related to AMS included the impact of net losses of $802.7 million, $123.2 million and $1,194.9 million for the years ended December 31, 2017, 2016 and 2015, respectively, and the impact of cash activity related to vaginal mesh cases, which is further described in Note 14. Commitments and Contingencies. Net cash used in discontinued investing activities related to AMS consisted of purchases of property, plant and equipment of $0.1 million and $2.7 million for the years ended December 31, 2016 and 2015, with no comparable amount during the year ended December 31, 2017. There was no depreciation or amortization during the years ended December 31, 2017 or 2016 related to AMS. Depreciation and amortization during the year ended December 31, 2015 was $11.6 million.
Astora Restructuring Initiative
The Astora wind-down process included a restructuring initiative implemented during the three months ended March 31, 2016, which included a reduction of the Astora workforce consisting of approximately 250 employees (the Astora Restructuring Initiative).
The Company did not incur any pre-tax charges during the year ended December 31, 2017 as a result of the Astora Restructuring Initiative. A summary of expenses related to the Astora Restructuring Initiative is included below for the year ended December 31, 2016 (in thousands):

2016
Employee separation, retention and other benefit-related costs	$20,476
Asset impairment charges	21,328
Contract termination-related items	8,074
Other wind down costs	10,972
Total	$60,850

The Company anticipates there will be no significant additional pre-tax restructuring expenses related to this initiative. The majority of these actions were completed as of September 30, 2016 and substantially all cash payments were made by June 30, 2017. These restructuring costs are included in Discontinued operations in the Consolidated Statements of Operations.
The liability related to the Astora Restructuring Initiative is included in Accounts payable and accrued expenses in the Consolidated Balance Sheets. Changes to this liability during the years ended December 31, 2017 and 2016 were as follows (in thousands):

	Employee Separation and Other Benefit-Related Costs	Contract Termination Charges	Other Restructuring Costs	Total
Liability balance as of January 1, 2016	$—	$—	$—	$—
Expenses	20,476	8,074	5,798	34,348
Cash distributions	(16,621)	(6,413)	(5,798)	(28,832)
Liability balance as of January 1, 2017	$3,855	$1,661	$—	$5,516
Cash distributions	(3,855)	(1,208)	—	(5,063)
Liability balance as of December 31, 2017	$—	$453	$—	$453

Litha
During the fourth quarter of 2016, the Company initiated a process to sell its Litha Healthcare Group Limited and related Sub-Sahara African business assets (Litha) and, on February 27, 2017, the Company entered into a definitive agreement to sell Litha to Acino Pharma AG (Acino). The sale closed on July 3, 2017 and the Company received net cash proceeds of approximately $94.2 million, after giving effect to cash and net working capital purchase price adjustments, as well as a short-term receivable of $4.4 million, which was subsequently collected in October 2017. No additional gain or loss was recognized upon sale. However, in December 2017, Acino became obligated to pay $10.1 million of additional consideration to the Company related to the settlement of certain contingencies set forth in the purchase agreement, which was subsequently paid to the Company in January 2018. In December 2017, the Company recorded a short-term receivable and a gain on the sale of Litha for this amount. The gain is included in Other (income) expense, net in the Consolidated Statements of Operations. The purchase agreement contains an additional contingency that could result in a decrease in the purchase price of up to $26 million as a result of additional payments to Acino, which would result in a loss on the sale. This contingency is expected to be resolved by June 30, 2018.
The assets and liabilities of Litha are classified as held for sale in the Consolidated Balance Sheets as of December 31, 2016. Litha was part of the Company’s International Pharmaceuticals segment.
The following table provides the components of Assets and Liabilities held for sale of Litha as of and December 31, 2016 (in thousands):

December 31, 2016
Current assets	$50,167
Property, plant and equipment	3,527
Other intangibles, net	29,950
Other assets	11,343
Assets held for sale	$94,987
Current liabilities	18,642
Other liabilities	5,696
Liabilities held for sale	$24,338

Litha does not meet the requirements for treatment as a discontinued operation.
Somar
On June 30, 2017, the Company entered into a definitive agreement to sell Somar and all of the securities thereof, to AI Global Investments (Netherlands) PCC Limited acting for and on behalf of the Soar Cell (the Purchaser). The sale closed on October 25, 2017 and the Purchaser paid an aggregate purchase price of approximately $124 million in cash, after giving effect to estimated cash, debt and net working capital purchase price adjustments. The Company recognized a $1.3 million loss upon sale. Somar was part of the Company’s International Pharmaceuticals segment. Somar does not meet the requirements for treatment as a discontinued operation.